SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2008
TECHTEAM GLOBAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-16284	38-2774613

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

27335 West 11 Mile Road
Southfield, Michigan	48034

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number including area code: (248) 357-2866

(Former name or former address if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On December 1, 2008, TechTeam Global, Inc. (“TechTeam”) and Ford Motor Company (“Ford”) entered into an extension of the 2005-2008 Ford Global SPOC Program Scope of Work (“Global SPOC Program”). Under this extension, the parties agreed to continue to abide by the terms and conditions of Global SPOC Program while they work to conclude a new contract for TechTeam to provide similar services to Ford. The parties continue to work toward the conclusion of this new contract. The extension is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     The statements contained in this Current Report on Form 8-K that are not purely historical, including statements regarding the company’s expectations, hopes, beliefs, intentions, or strategies regarding the future, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding, among other things, the potential impact of this contract on the Company’s revenue and earnings performance going forward. Forward-looking statements may be identified by words including, but not limited to, “anticipates,” “believes,” “intends,” “estimates,” “promises,” “expects,” “should,” “conditioned upon,” and similar expressions. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. Such factors include, but are not limited to delays in the implementation of the service model developed for the renewal contract business, the inability of TechTeam to staff the project with sufficient qualified resources, changes in the customer’s business or the requirements thereof, unanticipated problems that arise from the transition from the customer’s former service model, difficulties in providing the service solutions for the customer which includes products or services delivered by the customer, the Company or the customer ’s subcontractors or technology vendors.  The forward-looking statements included in this press release are based on information available to the company on the date hereof, and the company assumes no obligation to update any such forward-looking statement. Prospective investors should also consult the risks described from time to time in the company’s Reports on Forms 8-K, 10-Q, and 10-K filed with the United States Securities and Exchange Commission.
Item 9.01 Financial Statements and Exhibits
     (d) The Following Exhibits Are Included With The Report
Exhibit 99.1 Letter Agreement Extension of 2005-2008 Ford Global SPOC Program Scope of Work.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TECHTEAM GLOBAL, INC.
By	/s/ Michael A. Sosin
Michael A. Sosin
Vice President, General Counsel and Secretary

Date: December 5, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter Agreement Extension of 2005-2008 Ford Global SPOC Program Scope of Work.

E-1